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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       October 21, 1998
                                                 _______________________________


                                CONNECT, Inc.
________________________________________________________________________________
             (Exact name of registrant as specified in charter)

                                  Delaware
________________________________________________________________________________
               (State or other jurisdiction of incorporation)

        000-20873                                      943036611
________________________________________________________________________________
(Commission File Number)                  (IRS Employer Identification No.)

515 Ellis Street, Mountain View, California                 94043
________________________________________________________________________________
 (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:       (650) 254-4000
                                                   _____________________________

                                     N/A
________________________________________________________________________________
        (Former name or former address, if changed since last report)


                                     -1-
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Item 5. Other Events.
        ------------

        On October 15, 1998, CONNECT, Inc., a Delaware corporation (the "Company"), was notified by Nasdaq of a concern regarding the continued listing of the Company's shares of common stock trading on the Nasdaq National Market. Specifically, the Company's common stock failed to maintain a closing bid price of greater than or equal to $1.00 per share. The Company was given 90 days to regain compliance, until January 13, 1999. In order to regain compliance, the bid price must be greater than or equal to $1.00 for 10 consecutive trading days.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CONNECT, Inc.
                                        (Registrant)

Dated: October 21, 1998                By: /s/ GREIGORY PARK
                                           ------------------------------
                                           Greigory Park
                                           Vice President of Finance
                                           and Chief Financial Officer